SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 10, 2007

THE LEXINGTON MASTER LIMITED PARTNERSHIP
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-50268	11-3636084
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Penn Plaza, Suite 4015, New York, New York	10119
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (212) 692-7200

________________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

___         Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

___         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	Change in Registrant’s Certifying Accountant

On April 10, 2007, The Lexington Master Limited Partnership (the “Partnership”) elected to replace Deloitte & Touche LLP (“Deloitte”) as its independent registered public accounting firm and to engage KPMG LLP (“KPMG”) as the Partnership’s independent registered public accounting firm for the year ending December 31, 2007. The decision to change the Partnership’s independent registered public accounting firm was made by the Audit Committee of the Board of Trustees of Lexington Realty Trust, the parent of the Partnership’s general partner. KPMG is the independent registered public accounting firm of Lexington Realty Trust.

During the Partnership’s two most recent fiscal years ended December 31, 2006, and through April 10, 2007, the date on which the Partnership elected to replace Deloitte as its independent registered public accounting firm, there were no disagreements between the Partnership and Deloitte on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure that, if not resolved to Deloitte’s satisfaction, would have caused it to make reference to the matter in conjunction with its report on the Partnership’s consolidated financial statements for the relevant year; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. Deloitte's audit reports on the Partnership’s consolidated financial statements for the two most recent fiscal years ended December 31, 2006 and on the effectiveness of the Partnership’s internal control over financial reporting and management's assessment thereof for the most recent fiscal year ended December 31, 2006, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

The Partnership furnished a copy of the above disclosures to Deloitte and requested that Deloitte furnish the Partnership a letter addressed to the Securities and Exchange Commission stating whether or not Deloitte agrees with the statements made above. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

During the Partnership’s two most recent fiscal years ended December 31, 2006, and the subsequent interim period through April 10, 2007, the Partnership did not consult with KPMG regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

16.1	Letter dated April 12, 2007 from Deloitte & Touche LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE LEXINGTON MASTER LIMITED PARTNERSHIP

By:	Lex-GP I Trust, its General Partner

Date: April 12, 2007	By:	/s/ T. Wilson Eglin

T. Wilson Eglin

Chief Executive Officer

Exhibit List

16.1	Letter dated April 12, 2007 from Deloitte & Touche LLP